Exhibit 10.30a

EXECUTION COPY

AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT

AMENDMENT NO. 1 to the PLEDGE AND SECURITY AGREEMENT, dated as of March 20, 2007 (this “Amendment”), to the Pledge and Security Agreement (the “Pledge and Security Agreement”), dated as of February 11, 2005, by CONSTAR INTERNATIONAL INC. (the “Borrower”), and each of the other entities listed on the signature pages hereof as a Grantor, in favor of Citicorp USA, Inc., as agent for the Secured Parties (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Pledge and Security Agreement.

W i t n e s s e t h:

WHEREAS, the Borrower has requested that the Administrative Agent amend the Pledge and Security Agreement as set forth below; and

WHEREAS, the Lenders and the Administrative Agent have approved such amendment;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Pledge and Security Agreement

Section 3.7(c) of the Pledge and Security Agreement is hereby amended in its entirety to read as follows:

(a) Except as set forth in Schedule 5 (Intellectual Property) or as permitted by the Credit Agreement, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

Section 2. Reference to the Effect on the Loan Documents

(a) As of the date hereof, each reference in the Pledge and Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Pledge and Security Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Pledge and Security Agreement as modified hereby, and this Amendment and the Pledge and Security Agreement shall be read together and construed as a single agreement.

(b) Except as expressly modified hereby, all of the terms and provisions of the Pledge and Security Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment shall be deemed a Loan Document.

Section 3. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 5. Section Titles

The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 6. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 7. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 8. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section 9. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CONSTAR INTERNATIONAL INC.,
as Grantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President

CONSTAR, INC., as Grantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President

BFF INC., as Grantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President

DT, INC., as Grantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President

CONSTAR FOREIGN HOLDINGS, INC., as Grantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President

[Constar Amendment No. 1 Signature Page]

ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC., as Administrative Agent

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director/Vice President

[Constar Amendment No. 1 Signature Page]